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                                                                  Exhibit (e)(2)

(NEW YORK LIFE LOGO)

Insurance

(GRAPHIC)

Individual Life
Insurance Application

New York Life Insurance Company

New York Life Insurance and Annuity Corporation
(A Delaware Corporation)

NYLIFE Insurance Company of Arizona
(Not Licensed in Every State)

The Company You Keep(R)

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
(NEW YORK LIFE LOGO)

[ ]  NEW YORK LIFE INSURANCE COMPANY

[ ]  NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (A Delaware Corporation)

[ ]  NYLIFE INSURANCE COMPANY OF ARIZONA (NOT LICENSED IN EVERY STATE)

ATTENDING PHYSICIAN'S STATEMENT/EXPEDITE ORDER FORM

                                   OPTIONAL FORM TO SUBMIT WITH THE APPLICATION PART I

   IF YOUR CLIENT REQUIRES AN AGE AND AMOUNT APS OR HAS A KNOWN MEDICAL HISTORY, EXPEDITE THE ORDERING OF THE APS BY
                                                 COMPLETING THIS FORM.

FULL NAME OF PROPOSED INSURED

DATE OF BIRTH                                                              SOCIAL SECURITY NUMBER


LIST NAME, ADDRESS AND PHONE NUMBER FOR ALL PHYSICIANS, HEALTH CARE PROVIDERS, MEDICAL FACILITIES, OR HOSPITALS VISITED
OR REFERRED TO IN THE PAST 5 YEARS: (Please indicate which is your primary care physician).

                                                                                      MEDICATION OR
   PROVIDER NAME, ADDRESS AND PHONE NUMBER           REASON FOR VISIT              TREATMENT PROVIDED            DATE
--------------------------------------------   ----------------------------   -----------------------------   ----------


LIST ALL MEDICATIONS, BOTH PRESCRIBED AND OVER THE COUNTER, NOT LISTED ABOVE, TAKEN ON A REGULAR BASIS WITHIN THE LAST
12 MONTHS:

                 MEDICATION                                               REASON                                 DATE
--------------------------------------------   ------------------------------------------------------------   ----------

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                                                     AGENT STATEMENT
                                               Not Part of the Application

First Name               Middle Name               Last Name

1. LICENSING AND JURISDICTION

Plan ______________________________________________________   Date of application _________ /_________ /_________

In which state did the Applicant sign the application?        In which state does the Applicant reside? ________________
____________________

In which state is the Applicant employed? _________________   Was the Applicant's signature obtained by mail?
                                                              [ ] Yes [ ] No

In which state did the Primary Insured sign the               In which state does the Primary Insured reside? __________
application? ________________

Was the Primary Insured's signature obtained by mail?         In which state does the Owner reside? ____________________
[ ] Yes [ ] No

In which state will the policy be delivered? ______________   Will the policy be delivered by mail? [ ] Yes [ ] No

2. CUSTOMER VERIFICATION (COMPLETE FOR ALL OWNERS)

PER FEDERAL REGULATIONS, PLEASE AFFIRM WHICH ACCEPTABLE PROOF OF IDENTIFICATION WAS PRESENTED BY THE OWNER(S) OF THE
CONTRACT AT THE TIME OF APPLICATION. DOCUMENTATION MUST BE AN ORIGINAL AND MUST NOT BE EXPIRED. A PHOTOCOPY OF THE
DOCUMENT IS NOT VALID.

INDIVIDUAL: [ ] Driver's License   [ ] Passport   [ ] Government or State Issued Photo ID

Must verify: Number _______________________________________   Issuing Authority (Country or State) _____________________

             Expiration Date _________ /_________ /_________

BUSINESS, PARTNERSHIP, CORPORATION OR TRUST: [ ] Government Issued Business License    [ ]  Partnership Agreement
                                             [ ] Certified Articles of Incorporation   [ ]  Trust Agreement

             Date of Document _________ /_________ /_________

TO WHOM WAS THE PROOF OF IDENTIFICATION PRESENTED? [ ] Agent   [ ] Licensed Service Assistant

If Owner's TIN is pending at the time of application, the date the Owner applied for the TIN must be provided.
_________ /_________ /_________

For Additional Owners, identify each by name and provide all the above information for each (Type, Number, Expiration, etc.) or submit a separate Identification and Verification Form (22502)

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

SOURCE OF FUNDS

Type of new plan: [ ] Fixed Life   [ ] Variable Life

For Fixed Life plan only: Will the applicant use proceeds from the redemption, surrender, withdrawal, loan, or sale of an existing variable life insurance policy, variable annuity contract, mutual fund, or other securities product to pay premiums on the proposed life insurance policy? [ ] Yes [ ] No (Source of Funds Form 22692 required if answer is "Yes").

3. HOW WELL KNOWN

How well do you know the Primary Insured? (Select one)

[ ] Approached by Primary Insured   [ ] Casually, for _________ years   [ ] Met on solicitation

[ ] Well, for _________ years   [ ] Referral from NYL Agent   [ ] Relative (relationship)_______________________________
                                [ ] Self

If this sale is a result of a lead you received from New York Life, please provide the lead source. (Name of campaign) _____________________________________
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
4. PURPOSE (SELECT ALL THAT APPLY)

[ ] Retirement Planning        [ ] Income to Surviving Spouse and/or Children   [ ] Split Dollar - Endorsement
[ ] College Funding            [ ] Mortgage Protection                          [ ] Non-Qualified Deferred Compensation
[ ] Gift to Child/Grandchild   [ ] Estate Conservation                          [ ] Tax-Qualified Plan Purchase
[ ] Key Employee               [ ] Creditor                                     [ ] Other ______________________________
[ ] Buy/Sell                   [ ] Executive Bonus                              ________________________________________

5. POLICYOWNER INFORMATION (COMPLETE ONLY IF OWNER IS AN INDIVIDUAL)

Marital status: [ ] Married   [ ] Single   [ ] Divorced   [ ] Separated   [ ] Widowed

Number of Dependents: (including spouse) ____________ Ages __________________ Is Policyowner a homeowner? [ ] Yes [ ] No

Household Income: [ ] None                  [ ] $15,000 and below     [ ] $15,001 - $50,000    [ ] $50,001 - $100,000
                  [ ] $100,001 - $250,000   [ ] $250,001 - $500,000   [ ] $500,001 and above

6. REQUIREMENTS PROCESSING

Is there a concurrent application related to this             Policy number and details ________________________________
application? [ ] Yes [ ] No

Are you using requirements from a previous application?       __________________________________________________________
[ ] Yes [ ] No

7. ADDITIONAL INFORMATION

Please provide any information that is pertinent to the underwriting process that was not disclosed on the Application.

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

AOL % __________ Do you want the additional amount on the AOL policy to be issued as a 5 year term rider? [ ] Yes [ ] No

8. COMPENSATION

Are you requesting advance commissions? (If applicable) [ ] Yes [ ] No

For plans with Choice Compensation: (Select one) [ ] 1) FYC only [ ]  2) FYC + Trailers [ ]  3) FYC + Expense Allowance

9. DECLARATION ("I" REFERS TO THE SOLICITING AGENT)

I Declare that: a) the application was secured by me personally, and that I have no understanding or agreement with any other person or company, directly or indirectly, as to commissions or compensation on any policy or contract applied for, except as may be specified below; and b) I have not paid or allowed, and I agree that I will not hereafter pay or allow, either directly or indirectly, any compensation or commission other than below, or any rebate of premium in any manner whatsoever to the Applicant or Owner I acknowledge and represent. (1) I, or an interpreter as indicated on the application, read each question on the application (including any applicable health questionnaire), and explained the provisions and limitations of the coverage applied for to the Proposed Insured, Applicant (if not the Proposed Insured)
and the Owner, in English, or, as indicated on the application, in another language understood by the Proposed
Insured/Applicant/Owner as applicable, and I accurately recorded his/her responses; (2) If prepayment was collected, I gave the receipt and explained that coverage is provided only as stated in the Temporary Coverage Agreement, and that it is limited in amount and have promptly submitted the prepayment to the company; (3) All information provided on this
Report, or in response to Company inquiries about the application or the Proposed Insured, is true and correct to the best of my knowledge and belief; (4) I have used only company approved sales material in connection with this application; and copies of all materials used have been left with the Applicant and that (5) I gave any other required form(s), including the information practices or privacy notices on or before the date the application was signed.

_______   ____________   ______________________________________   _____________________________________   ______________
Share %     Code No.     Print Last Name                          Signature (Soliciting Agent)            DATE

_______   ____________   ______________________________________   _______________________________
Share %     Code No.     Print Last Name                          Signature (Optional)                        "OFFICE"
                                                                                                             STAMP DATE
_______   ____________   ______________________________________   _______________________________          RECEIVED HERE
Share %     Code No.     Print Last Name                          Signature (Optional)

                               NAMES AND CONTACT INFORMATION OF FOUR FRIENDS AND RELATIVES

1. ________________________________________________________   3. _______________________________________________________

   ________________________________________________________      _______________________________________________________

2. ________________________________________________________   4. _______________________________________________________

   ________________________________________________________      _______________________________________________________

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
                    IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES
IMPORTANT CONSIDERATIONS IF YOU ARE CONTEMPLATING REPLACING YOUR EXISTING POLICY OR ANNUITY CONTRACT

A replacement may not be in your best interest, or your decision could be a good one. You should make a careful comparison of the costs and benefits of your existing policy or annuity contract and the proposed policy or annuity contract. One way to do this is to ask the company or producer that sold you your existing policy or annuity contract to provide you with information concerning your existing policy or annuity contract.

This may include an illustration of how your existing policy or annuity contract is working now and how it would perform in the future based on certain assumptions. Illustrations should not, however, be used as a sole basis to compare policies or annuity contracts. You should discuss the following with your producer to determine whether replacement or financing your purchase makes sense:

                    PREMIUMS                                         POLICY VALUES

-    Are they affordable?                         -    New policies usually take longer to build
                                                       cash values and to pay dividends.
-    Could they change?
                                                  -    Acquisition costs for the old policy may have
-    You're older--are premiums higher for the         been paid, you will incur costs for the new
     proposed new policy?                              one.

-    How long will you have to pay premiums on    -    What surrender charges do the policies have?
     the new policy? On the old policy?
                                                  -    What expense and sales charges will you pay
                                                       on the new policy?

                                                  -    Does the new policy provide more insurance
                                                       coverage?

                 INSURABILITY                      IF YOU ARE KEEPING THE OLD POLICY AS WELL AS THE
                                                                      NEW POLICY

-    If your health has changed since you         -    How are premiums for both policies being
     bought your old policy, the new one could         paid?
     cost you more, or you could be turned
     down.                                        -    How will the premiums on your existing policy
                                                       be affected?
-    You may need a medical exam for a new
     policy.                                      -    Will a loan be deducted from death benefits?

-    Claims on most new policies for up to the    -    What values from the old policy are being
     first two years can be denied based on            used to pay premiums?
     inaccurate statements.

- Suicide limitations may begin anew on the new coverage.

 IF YOU ARE SURRENDERING AN ANNUITY OR INTEREST      OTHER ISSUES TO CONSIDER FOR ALL TRANSACTIONS
             SENSITIVE LIFE PRODUCT

-    Will you pay surrender charges on your old   -    What are the tax consequences of buying the
     annuity contract?                                 new policy?

-    What are the interest rate guarantees for    -    Is this a tax-free exchange? (See your tax
     the new annuity contract?                         advisor)

-    Have you compared the contract charges or    -    Is there a benefit from favorable
     other policy expenses?                            "grandfathered" treatment of the old policy
                                                       under the federal tax code?

                                                  -    Will the existing insurer be willing to
                                                       modify the old policy?

                                                  -    How does the quality and financial stability
                                                       of the new company compare with your existing
                                                       company?

New York Life Insurance Company - 51 Madison Avenue - New York, NY 10010
New York Life Insurance and Annuity Corporation (A Delaware Corporation) - 51 Madison Avenue - New
York, NY 10010
NYLIFE Insurance Company of Arizona (a subsidiary of New York Life) 4343 North Scottsdale Rd., Suite
220, Scottsdale, AZ 85251 - (not licensed in every state)
         NYLIFE Securities LLC (Member FINRA, SIPC) - 51 Madison Avenue - New York, NY 10010
                                           CUSTOMER COPY

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
                              IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES
           THIS DOCUMENT MUST BE SIGNED BY THE APPLICANT AND THE PRODUCER, AND A COPY LEFT WITH THE APPLICANT.

You are contemplating the purchase of a life insurance policy or annuity contract. In some cases the purchase may involve discontinuing or changing an existing policy or annuity contract. If so, a replacement is occurring. Financed purchases are also considered replacements.

A replacement occurs when a new policy or annuity contract is purchased and, in connection with the sale, you discontinue making premium payments on the existing policy or annuity contract, or an existing policy or annuity contract is surrendered, forfeited, assigned to the replacing insurer, or otherwise terminated or used in a financed purchase.

A financed purchase occurs when the purchase of a new life insurance policy involves the use of funds obtained by the withdrawal or surrender of or by borrowing some or all of the policy values, including accumulated dividends, of an existing policy, to pay all or part of any premium or payment due on the new policy. A financed purchase is a replacement.

You should carefully consider whether a replacement is in your best interest. You will pay acquisition costs and there may be surrender costs deducted from your policy or annuity contract. You may be able to make changes to your existing policy or annuity contract to meet your insurance needs at less cost. A financed purchase will reduce the value of your existing policy and may reduce the amount paid upon the death of the insured.

We want you to understand the effects of replacement before you make your purchase decision and ask that you answer the following questions and consider the questions on the reverse side of this form.

1.   Do you own any existing life insurance policies or annuity contracts? (IF "YES", COMPLETE            [ ] YES [ ] NO
     QUESTIONS 2, 3 AND 4 BELOW.
     IF "NO", DO NOT ANSWER QUESTIONS 2, 3 AND 4.)

2.   Are you considering discontinuing making premium payments, surrendering, forfeiting, assigning to    [ ] YES [ ] NO
     the insurer, or otherwise terminating your existing policy or annuity contract?

3.   Are you considering using funds from your existing policies or annuity contracts to pay premiums     [ ] YES [ ] NO
     due on the new policy or annuity contract?

4.   Is the life insurance policy or annuity contract for which you are applying, to be the result of a   [ ] YES [ ] NO
     1035 exchange?

If you answered "Yes" to questions 2, 3, or 4, list each existing policy or annuity contract you are contemplating replacing. Also identify for each policy whether it will be replaced, used as a source of financing or replaced in conjunction with a 1035 exchange. (IF ADDITIONAL SPACE IS REQUIRED, COMPLETE ANOTHER FORM.)

Name of Insurance Company __________________________________________________   Policy or Annuity Contract #_____________
                                                                               [ ] Replaced     [ ] 1035 Exchange
Name of Insured or Annuitant _______________________________________________   [ ] Financed

Name of Insurance Company __________________________________________________   Policy or Annuity Contract #_____________
                                                                               [ ] Replaced     [ ] 1035 Exchange
Name of Insured or Annuitant _______________________________________________   [ ] Financed

Name of Insurance Company __________________________________________________   Policy or Annuity Contract #_____________
                                                                               [ ] Replaced     [ ] 1035 Exchange
Name of Insured or Annuitant _______________________________________________   [ ] Financed

Name of Insurance Company __________________________________________________   Policy or Annuity Contract #_____________
                                                                               [ ] Replaced     [ ] 1035 Exchange
Name of Insured or Annuitant _______________________________________________   [ ] Financed

Make sure you know the facts. Contact your existing company or its producer for information about the old policy or annuity contract. At your request, the existing insurer must send you an in-force illustration, policy summary or available disclosure documents. Ask for and retain all sales material used by the producer in the sales presentation. Be sure that you are making an informed decision.

The existing policy(ies) or annuity contract(s) is/are being considered for replacement because ________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

I DO NOT WANT THIS NOTICE READ ALOUD TO ME. ________ (APPLICANT MUST INITIAL ONLY IF THEY DO NOT WANT THE NOTICE READ
ALOUD.)

I CERTIFY THAT THE RESPONSES HEREIN ARE, TO THE BEST OF MY KNOWLEDGE, ACCURATE:

Applicant's Signature               Applicant's Name (Printed)          Date                              "OFFICE"
                                                                                                          STAMP DATE
                                                                                                        RECEIVED HERE
X_______________________________    X_______________________________   ___ /__ / ____

PRODUCER ACKNOWLEDGEMENT: BY REASON OF THIS TRANSACTION, IS REPLACEMENT INVOLVED? [ ] YES  [ ] NO

Producer's Signature                Producer's Name (Printed)           Date


X_______________________________    X_______________________________   ___ /__ / ____

                                                      CUSTOMER COPY

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
                    IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES
IMPORTANT CONSIDERATIONS IF YOU ARE CONTEMPLATING REPLACING YOUR EXISTING POLICY OR ANNUITY CONTRACT

A replacement may not be in your best interest, or your decision could be a good one. You should make a careful comparison of the costs and benefits of your existing policy or annuity contract and the proposed policy or annuity contract. One way to do this is to ask the company or producer that sold you your existing policy or annuity contract to provide you with information concerning your existing policy or annuity contract.

This may include an illustration of how your existing policy or annuity contract is working now and how it would perform in the future based on certain assumptions. Illustrations should not, however, be used as a sole basis to compare policies or annuity contracts. You should discuss the following with your producer to determine whether replacement or financing your purchase makes sense:

                    PREMIUMS                                         POLICY VALUES

-    Are they affordable?                         -    New policies usually take longer to build
                                                       cash values and to pay dividends.
-    Could they change?
                                                  -    Acquisition costs for the old policy may have
-    You're older--are premiums higher for the         been paid, you will incur costs for the new
     proposed new policy?                              one.

-    How long will you have to pay premiums on    -    What surrender charges do the policies have?
     the new policy? On the old policy?
                                                  -    What expense and sales charges will you pay
                                                       on the new policy?

                                                  -    Does the new policy provide more insurance
                                                       coverage?

                 INSURABILITY                      IF YOU ARE KEEPING THE OLD POLICY AS WELL AS THE
                                                                      NEW POLICY

-    If your health has changed since you         -    How are premiums for both policies being
     bought your old policy, the new one could         paid?
     cost you more, or you could be turned
     down.                                        -    How will the premiums on your existing policy
                                                       be affected?
-    You may need a medical exam for a new
     policy.                                      -    Will a loan be deducted from death benefits?

-    Claims on most new policies for up to the    -    What values from the old policy are being
     first two years can be denied based on            used to pay premiums?
     inaccurate statements.

- Suicide limitations may begin anew on the new coverage.

 IF YOU ARE SURRENDERING AN ANNUITY OR INTEREST      OTHER ISSUES TO CONSIDER FOR ALL TRANSACTIONS
             SENSITIVE LIFE PRODUCT

-    Will you pay surrender charges on your old   -    What are the tax consequences of buying the
     annuity contract?                                 new policy?

-    What are the interest rate guarantees for    -    Is this a tax-free exchange? (See your tax
     the new annuity contract?                         advisor)

-    Have you compared the contract charges or    -    Is there a benefit from favorable
     other policy expenses?                            "grandfathered" treatment of the old policy
                                                       under the federal tax code?

                                                  -    Will the existing insurer be willing to
                                                       modify the old policy?

                                                  -    How does the quality and financial stability
                                                       of the new company compare with your existing
                                                       company?

New York Life Insurance Company - 51 Madison Avenue - New York, NY 10010
New York Life Insurance and Annuity Corporation (A Delaware Corporation) - 51 Madison Avenue - New
York, NY 10010
NYLIFE Insurance Company of Arizona (a subsidiary of New York Life) 4343 North Scottsdale Rd., Suite
220, Scottsdale, AZ 85251 - (not licensed in every state)
         NYLIFE Securities LLC (Member FINRA, SIPC) - 51 Madison Avenue - New York, NY 10010

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
                              IMPORTANT NOTICE: REPLACEMENT OF LIFE INSURANCE OR ANNUITIES
           THIS DOCUMENT MUST BE SIGNED BY THE APPLICANT AND THE PRODUCER, AND A COPY LEFT WITH THE APPLICANT.

You are contemplating the purchase of a life insurance policy or annuity contract. In some cases the purchase may involve discontinuing or changing an existing policy or annuity contract. If so, a replacement is occurring. Financed purchases are also considered replacements.

A replacement occurs when a new policy or annuity contract is purchased and, in connection with the sale, you discontinue making premium payments on the existing policy or annuity contract, or an existing policy or annuity contract is surrendered, forfeited, assigned to the replacing insurer, or otherwise terminated or used in a financed purchase.

A financed purchase occurs when the purchase of a new life insurance policy involves the use of funds obtained by the withdrawal or surrender of or by borrowing some or all of the policy values, including accumulated dividends, of an existing policy, to pay all or part of any premium or payment due on the new policy. A financed purchase is a replacement.

You should carefully consider whether a replacement is in your best interest. You will pay acquisition costs and there may be surrender costs deducted from your policy or annuity contract. You may be able to make changes to your existing policy or annuity contract to meet your insurance needs at less cost. A financed purchase will reduce the value of your existing policy and may reduce the amount paid upon the death of the insured.

We want you to understand the effects of replacement before you make your purchase decision and ask that you answer the following questions and consider the questions on the reverse side of this form.

1.   Do you own any existing life insurance policies or annuity contracts? (IF "YES", COMPLETE          [ ] YES   [ ] NO
     QUESTIONS 2, 3 AND 4 BELOW.
     IF "NO", DO NOT ANSWER QUESTIONS 2, 3 AND 4.)

2.   Are you considering discontinuing making premium payments, surrendering, forfeiting, assigning     [ ] YES   [ ] NO
     to the insurer, or otherwise terminating your existing policy or annuity contract?

3.   Are you considering using funds from your existing policies or annuity contracts to pay            [ ] YES   [ ] NO
     premiums due on the new policy or annuity contract?

4.   Is the life insurance policy or annuity contract for which you are applying, to be the result      [ ] YES   [ ] NO
     of a 1035 exchange?

If you answered "Yes" to questions 2, 3, or 4, list each existing policy or annuity contract you are contemplating replacing. Also identify for each policy whether it will be replaced, used as a source of financing or replaced in conjunction with a 1035 exchange. (IF ADDITIONAL SPACE IS REQUIRED, COMPLETE ANOTHER FORM.)

Name of Insurance Company ___________________________________________________   Policy or Annuity Contract #____________
                                                                                [ ] Replaced   [ ] 1035 Exchange
Name of Insured or Annuitant ________________________________________________   [ ] Financed

Name of Insurance Company ___________________________________________________   Policy or Annuity Contract #____________
                                                                                [ ] Replaced   [ ] 1035 Exchange
Name of Insured or Annuitant ________________________________________________   [ ] Financed

Name of Insurance Company ___________________________________________________   Policy or Annuity Contract #____________
                                                                                [ ] Replaced   [ ] 1035 Exchange
Name of Insured or Annuitant ________________________________________________   [ ] Financed

Name of Insurance Company ___________________________________________________   Policy or Annuity Contract #____________
                                                                                [ ] Replaced   [ ] 1035 Exchange
Name of Insured or Annuitant ________________________________________________   [ ] Financed

Make sure you know the facts. Contact your existing company or its producer for information about the old policy or annuity contract. At your request, the existing insurer must send you an in-force illustration, policy summary or available disclosure documents. Ask for and retain all sales material used by the producer in the sales presentation. Be sure that you are making an informed decision.

The existing policy(ies) or annuity contract(s) is/are being considered for replacement because ________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________

I DO NOT WANT THIS NOTICE READ ALOUD TO ME. ___________ (APPLICANT MUST INITIAL ONLY IF THEY DO NOT WANT THE NOTICE READ
ALOUD.)

I CERTIFY THAT THE RESPONSES HEREIN ARE, TO THE BEST OF MY KNOWLEDGE, ACCURATE:

Applicant's Signature                   Applicant's Name (Printed)                 Date                    "OFFICE"
                                                                                                          STAMP DATE
                                                                                                         RECEIVED HERE
X                                       X                                               /     /
-------------------------------------   ----------------------------------------   ----  ----  ----

PRODUCER ACKNOWLEDGEMENT: BY REASON OF THIS TRANSACTION, IS REPLACEMENT INVOLVED?  [ ] YES   [ ] NO

Producer's Signature                    Producer's Name (Printed)                       Date


X                                       X                                               /     /
-------------------------------------   ----------------------------------------   ----  ----  ----

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
                                   INDIVIDUAL LIFE INSURANCE APPLICATION (PART I) TO:

(NEW YORK LIFE LOGO)

[ ]  NEW YORK LIFE INSURANCE COMPANY (NYLIC) 51 Madison Avenue, New York, NY 10010
[ ]  NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC) (A Delaware Corporation) 51 Madison Avenue,
     New York, NY 10010
[ ]  NYLIFE INSURANCE COMPANY OF ARIZONA (NYLAZ) (NOT LICENSED IN EVERY STATE) 4343 North Scottsdale Rd., Suite 220,
     Scottsdale, AZ 85251

[ ] New Application       [ ] Attained Age Term Conversion          Policy No. _________________________________________
[ ] Amend Application     [ ] Original Age Term Conversion
[ ] Reinstatement         Exercising a rider: [ ] PPO   [ ] SPO                 [ ] SPPO
[ ] Paid Change Request                       [ ] GIR   [ ] GIR Face Increase   [ ] IER

A.   PRIMARY INSURED

First Name              Middle Name                Last Name           Suffix   [ ]  Male     Date of Birth (mm/dd/yyyy)
______________________________________________________________________________  [ ]  Female   __________________________

Residence: Street                       City                State           Country      Zip
________________________________________________________________________________________________________________________

[ ] Social Security No. or [ ] Tax ID No.       Driver's License No.   State     [ ] None (Provide details in Section Q)
[ ] Exempt [ ] Applied for
________________________________________________________________________________________________________________________

Country of Citizenship         Country of Birth         State of Birth      How Long Living in the USA?
_________________________________________________________________________   [ ] Since Birth  or  ____ Years  ____ Months

Immigration Visa or Work Authorization (If other than a US citizen)   Expiration:               OCCUPATION
Type                             Number                               Month         Year
________________________________________________________________________________________________________________________

Employer Name:                          Street              City                State           Country         Zip
________________________________________________________________________________________________________________________

IF AGE 18 OR OVER, HAS PRIMARY INSURED USED TOBACCO, NICOTINE OR ANY NICOTINE SUBSTITUTION PRODUCT IN   [ ] Yes [ ] No
ANY FORM IN THE LAST FIVE YEARS?

If "Yes", provide type ________________________________________ and date of last use (Month) ___________ (Year) ________

B.   CONTACT INFORMATION

Contact Primary Insured at: (List both and check primary) [ ] Home Tel. Number: (_____) ______________
                                                          [ ] Business Tel. Number: (_____) ______________

Best Time to Call: Between _________ [ ] AM [ ] PM and _________ [ ] AM [ ] PM (Please indicate widest time interval)

Time zone: [ ] EST [ ] CST [ ] MST [ ] PST [ ] AST [ ] HST Special Instructions, if any ________________________________

In which language and dialect(s) was the sales interview conducted? Language _______________________________
Dialect _______________________________

                              First Name                          Last Name              Relationship to Primary Insured

Who acted as interpreter? [ ] Agent   [ ] Other:
________________________________________________________________________________________________________________________

If the Primary Insured requires special services for the hearing impaired, indicate the service required.
_________________________________________

C.   OWNER (if not Primary Insured)

For all ownership types, name, address, and tax identification information is required. UTMA/UGMA requires Custodian's information to be provided

Type: [ ] Individual   [ ] Trust   [ ] Corp   [ ] Partnership   [ ] Charitable Organization
      [ ] UTMA/UGMA (Provide Custodian's information below)

Owner/Custodian First Name     Middle Name         Last Name           Suffix   [ ] Male      Date of Birth (mm/dd/yyyy)
                                                                                [ ] Female
________________________________________________________________________________________________________________________

Residence: Street                       City                State           Country      Zip
________________________________________________________________________________________________________________________

Telephone Number                                   [ ] Social Security No. or [ ] Tax ID No. [ ] Exempt [ ] Applied for
(_____)_________________________________________________________________________________________________________________

Relationship to Primary Insured                    Country of Citizenship
________________________________________________________________________________________________________________________

Immigration Visa or Work Authorization (If other than a US citizen)                     Expiration:
Type                                                        Number                      Month           Year
________________________________________________________________________________________________________________________

TRUST

Name of Trust ______________________________________________________________________ Date of Trust _____________________
State where Trust established _________________________________________  Name of  Trustee(s) ___________________________
Relationship of Trustee(s) to Primary Insured _________________________  Beneficiary(ies) of Trust _____________________
Relationship of Trust Beneficiary(ies) to Primary Insured ________________________________________

UNIFORM TRANSFERS TO MINORS (UTMA/UGMA)                                                       Date of Birth (mm/dd/yyyy)
Name of Minor: First            Middle                  Last           Suffix
________________________________________________________________________________________________________________________

UTMA/UGMA for the state of                          [ ] Social Security No. or [ ] Tax ID No. [ ] Exempt [ ] Applied for
________________________________________________________________________________________________________________________

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
C.   OWNER (CONTINUED)

SUCCESSOR OWNER [ ] Primary Insured                                                      Relationship to Primary Insured
First Name                      Middle Name             Last Name               Suffix
________________________________________________________________________________________________________________________

MULTIPLE OWNERS (Unless otherwise specified in Section Q, ownership will be joint             Date of Birth (mm/dd/yyyy)
with right of survivorship.)
First Name                      Middle Name             Last Name               Suffix
________________________________________________________________________________________________________________________

Residence: Street                                    City              State            Country             Zip
________________________________________________________________________________________________________________________
Telephone Number                                    [ ] Social Security No. or [ ] Tax ID No. [ ] Exempt [ ] Applied for
(____)__________________________________________________________________________________________________________________

Relationship to Primary Insured                     Country of Citizenship
________________________________________________________________________________________________________________________

Immigration Visa or Work Authorization (If other than a US citizen)                     Expiration:
Type                                             Number                                 Month             Year
________________________________________________________________________________________________________________________
D.   APPLICANT (if not Primary Insured)

[ ] Same as Owner

IF PRIMARY INSURED IS UNDER AGE 14 YEARS 6 MONTHS, COMPLETE THE FOLLOWING QUESTIONS.

Amount of Insurance in-force on the Applicant?__________________________________   [ ] None
Are all other children in the family insured or to be insured for an amount at least equal to that on the Primary
Insured? [ ] Yes [ ] No (If No, provide details in Section Q)

________________________________________________________________________________________________________________________
First Name                    Middle Name             Last Name                 Suffix        Date of Birth (mm/dd/yyyy)
________________________________________________________________________________________________________________________

[ ] Social Security No. or [ ] Tax ID No. [ ] Exempt [ ] Applied for            Relationship to Primary Insured
________________________________________________________________________________________________________________________

Residence: Street                       City                    State           Country                 Zip
________________________________________________________________________________________________________________________

E.   PAYER (if not Primary Insured)

Same as [ ] Owner   [ ] Applicant

First Name       Middle Name     Last Name   Suffix [ ] Social Security No. or [ ] Tax ID No. [ ] Exempt [ ] Applied for
________________________________________________________________________________________________________________________

Residence: Street               City            State   Country                 Zip      Relationship to Primary Insured
________________________________________________________________________________________________________________________

Relationship to Owner (if other than Primary Insured)                                    Date of Birth (mm/dd/yyyy)
________________________________________________________________________________________________________________________

F.   MODE, POLICY DATE, PREMIUM FINANCING, QUALIFIED PLANS, PREMIUM NOTICES AND OTHER REQUESTS
     (All modes not available on every plan or product)

FOR CHECK-O-MATIC MODE COMPLETE ATTACHED CHECK-O-MATIC AUTHORIZATION FORM. FOR NYL-A-PLAN, COMPLETE FORM 21237 AND
21242. FOR GOVERNMENT ALLOTMENT, USE FORM 16513.

Payment: [ ] Annual          [ ] Semi-Annual            [ ] Quarterly           [ ] Monthly
         [ ] Check-O-Matic   [ ] Government Allotment   [ ] NYLIFE Securities   [ ] Single Sum
[ ] NYL-A-Plan #_________________________ [ ] List Bill #_________________________ [ ] MainStay #_______________________

Chosen Policy Date ______/______/______ Preliminary term to ______/______/______ (available on WL, MPWL and CWL only)

POLICY TRANSFERS/PREMIUM FINANCING

1.   Does the Proposed Insured, Applicant or Owner plan to transfer any right, title, or ownership   [ ] Yes [ ] No
     interest in the policy being applied for to a third party, or has any of these parties ever transferred any rights, title or ownership in any life insurance policy to a third party?

2.   Is any part of the premium to be paid for this policy being financed by a third party?          [ ] Yes [ ] No

If "Yes" to #1 or #2, provide details in Section Q.

QUALIFIED PLANS: [ ] 401(k)   [ ] 401(a)   [ ] 412(i)   [ ] Keogh   [ ] 457   [ ] Pension Option   [ ] ________________
OTHER REQUESTS: [ ] Reduced paid up at lapse  [ ] Non-transfer Option
SPLIT DOLLAR:   [ ] Endorsement Split Dollar

PREMIUM NOTICES

[ ] Send Premium notice to Owner's other US address:

Street ______________________________________ City ______________________________ State ____________ Zip _______________

The Owner may designate a secondary addressee to receive notice of past due premium/potential lapse of coverage.

Name _____________________________ Street ______________________ City ________________ State ___________Zip ____________

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
G. PRIMARY INSURED'S BENEFICIARY

[ ] Same as Owner   [ ] Family Protection Standard Beneficiary Designation (includes Additional Insured and Children)

NAMED BENEFICIARIES (INDICATE ORDER AS 1ST, 2ND, ETC.)                                     [ ] Per Stirpes
ORDER     FULL NAME (FIRST, MIDDLE, LAST)                              RELATIONSHIP TO PRIMARY INSURED       SHARE

_______   __________________________________________________________   ___________________________________   __________

_______   __________________________________________________________   ___________________________________   __________

_______   __________________________________________________________   ___________________________________   __________

_______   __________________________________________________________   ___________________________________   __________

_______   __________________________________________________________   ___________________________________   __________

_______   __________________________________________________________   ___________________________________   __________

________________________________________________________________________________________________________________________

TRUST

Name of  Trust _____________________________________________________________________ Date of Trust _____________________

State where Trust established _________________________  Name of Trustee(s) ____________________________________________

Relationship of Trustee(s) to Primary Insured ______________________ Beneficiary(ies) of Trust _________________________

Relationship of Trust Beneficiary(ies) to Primary Insured ______________________________________
________________________________________________________________________________________________________________________

UNIFORM TRANSFERS TO MINORS (UTMA/UGMA)

Name of Custodian _____________________________________________________________________________________ as custodian for

Name of Minor ____________________________________ under the _________ Uniform Transfers/Gifts to Minors Act (UTMA/UGMA)

H. CURRENT HEALTH AND PAYMENT INFORMATION

Has the Proposed Insured or anyone proposed for coverage on the policy:

1.   Within the last 90 days, been recommended by a physician or other medical practitioner to undergo
     diagnostic procedures or tests for any symptoms, illnesses or conditions? ........................   [ ] Yes [ ] No

2.   Within the last 2 years, been unable to work or unable to attend school, or been disabled for one
     month or more? ...................................................................................   [ ] Yes [ ] No

3.   Within the last 2 years, been admitted to a hospital or other medical facility for more than 5
     consecutive days? ................................................................................   [ ] Yes [ ] No

If "Yes" to #1, #2 or #3, do not collect deposit premium and provide name and details in Section Q.

TOTAL AMOUNT PAID $ ___________________ IF AMENDMENT, AMOUNT PREVIOUSLY PAID $ ___________________

4.   Complete the following questions for any Proposed Insureds actual age 24 months old or younger:

     (a)  Was the child born prematurely (less than 37 weeks gestation)? ..............................   [ ] Yes [ ] No

     (b)  Was the child's birth weight less than 5 pounds (2.27 kilograms)? ...........................   [ ] Yes [ ] No

     (c)  Has the child required hospitalization or been diagnosed with a birth injury, congenital disorder, deformity, heart murmur, developmental delay, mental retardation, or accidental
          injury? .....................................................................................   [ ] Yes [ ] No

If "Yes" to #4a, 4b, or 4c, provide name and details, including the name and address of physician or health care provider in Section Q.

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
I.   COVERAGE INFORMATION

NYLIC                                                       RIDERS                                       DIVIDEND OPTION

[ ] Whole Life         [ ] WP         [ ] OPP [ ] COM  [ ] CPB       [ ] 5YTR PI          [ ] IPTR          (Select one)

[ ] Custom Whole Life  [ ] ADB         Scheduled Bill  [ ] CI        $ __________         $ ____________    [ ] Pd Up Ad
    Paid Up Age _____  $ ___________  $ ___________    # units ____  [ ] 5YTR/oci 1       [ ] __________    [ ] Accum
[ ] Modified Premium                                                                      $ ____________    [ ] Prem
       Whole Life      [ ] DOT          Unscheduled    [ ] PPO                            [ ] __________    [ ] Cash
                                         (Lump Sum)        $ ______  $ __________
Face Amount $ _______  $ ___________  $ ___________
                                                                     [ ] 5YTR/oci 2
Premium $ ___________  [ ] LBR

[ ] APL                                                              $ ____________
[ ] Survivorship
   Whole Life          2nd to die                      1st to die    [ ] OPP/PUA [ ] COM                    (Select one)
Face Amount $ _______
                       [ ] DOT        [ ] EPR          [ ] LFD       Scheduled Bill                         [ ] Pd Up Ad
[ ] APL                $ ___________  $ ___________    $ ________    $ ____________
                                                                     Unscheduled                            [ ] Accum
                       [ ] LTR                                       (Lump Sum)
                       $ ___________                                                      $ ____________    [ ] Prem
                       [ ] _________                                 $ ____________                         [ ] Cash

[ ] Increasing
   Premium Term        [ ] WP         [ ] CI                         [ ] LBR                                (Select one)
Face Amount $ _______  [ ] ADB                                       [ ] PPO              [ ] __________
                                      # units _______                                                       [ ] Accum
                       $ ___________                                 $ ____________
                       [ ] LBR                                                            $ ____________
                                                                                                            [ ] Prem
Premium $ ___________  $____________                                 $ ____________
                                                                                                            [ ] Cash
[ ] 5 Year Term        [ ] WP         [ ] 5YTR PI                    [ ] 5YTR/ oci 2      [ ]___________     (Select one)
Face Amount $ _______  [ ] ADB        $ ____________                 $ _____________      $ ___________
                                                                                                            [ ] Accum
                       $ ___________  [ ] 5YTR/ oci 1                                                       [ ] Prem
                       [ ] LBR        $ _____________                [ ] __________       [ ]__________     [ ] Cash

Family Protection      [ ] WP
                          (Insured 1) [ ] LBR _______                                                       (Select one)
Face Amount $ _______  [ ] WP
(Insured 1)                (Insured 2)                                                                      [ ] Accum
                                                                                                            [ ] Prem

Face Amount $ _______
(Insured 2)                                                                                                 [ ] Cash
[ ] 20 Year Term       [ ] WP         [ ] LBR                                                               (Select one)
Face Amount $ _______                                                                                       [ ] Accum

                       [ ] ADB        [ ] ___________  [ ] ________                                         [ ] Prem
                       $ ___________  $ _____________                                                       [ ] Cash

[ ] ____________       [ ] _________
Face Amount $ _______  $ ___________

NYLAZ                                                         RIDERS

[ ] Term to Age 90                    [ ] WP  [ ] ADB  [ ] LBR       [ ] ____________
Face Amount $ __________________              $ ______________       $ ______________

[ ] _________________                 [ ] ___________
Face Amount $ _______                 $ _____________

NYLIAC                                                                      RIDERS

[ ] Universal Life                    [ ] MDW          [ ] CI                [ ] OCI 1    [ ] NLGR (UL only) [ ] _______
    [ ] ACSV                          [ ] ADB          [ ] # units _______   $ _________      [ ] 10 years   $ _________
[ ] Universal Life - LTG                                                     [ ] OCI 2
                                      $ _________                                             [ ] 20 years
IRC Sec. 7702 Option:
   [ ] CVAT  [ ] GPT                  [ ] GIR                                $ _________      [ ] to age 85  [ ] _______
Face Amount $ _______                                                                         [ ] to age 100
Life Insurance Option:                $ ________                                              [ ]_________
[ ] Level (1) [ ]Increasing (2)
[ ] Face Amount plus Adjusted
    Premium (3)                       [ ] LBR
[ ] _________________                 Fill in the total number of Income Protector and/or Lifetime Income Protector riders being applied for with this policy, and furnish a NYLIAC Income Protector
                                      Application Supplement for each rider.

Planned Premium $____________
Initial Premium $____________         [ ] Income Protector Rider(s) ______   [ ] Lifetime Income Protector Rider(s) ____

Instant Legacy - SPUL                 Submit completed Simplified Medical Questionnaire - Part II
Single Premium $_________________
[ ] Survivorship Universal Life       1st to Die       [ ] NLGR (Survivorship UL only)    [ ] ____________
    [ ] ACSV                          [ ] FTD              [ ] 20 years                   $  _____________
[ ] Survivorship Universal Life - LTG                      [ ] to age 100                 [ ] ____________
IRC Sec. 7702 Option: [ ] CVAT
[ ] GPT                               $ _____________      [ ] ______________
Face Amount $ ______________________
Life Insurance Option:                                 [ ] EPR
[ ] Level (1) [ ] Increasing (2)                       $ ____________________
[ ] Face Amount plus Adjusted
    Premium (3)
[ ] ________________
Planned Premium $_________________
Initial Premium $_________________

NYLIAC                                                 RIDERS
[ ] Variable Universal Life Accumulator  [ ] MDW            [ ] ADB                               [ ] OCI PI
    [ ] ACSV                                                $ ____________________                $ __________________
IRC Sec. 7702 Option: [ ] CVAT [ ] GPT   [ ] LER            [ ] CI                                [ ] OCI 1
Face Amount $ ____________________       [ ] GIR            #units _______________                $ __________________
Life Insurance Option:                   $ ____________     [ ] GMDB                              [ ] OCI 2
    [ ] Level (1)  [ ] Increasing (2)                           [ ] ______________                $ __________________
    [ ] Face Amount plus Adjusted
        Premium (3)                      [ ] LBR
    [ ] ________________
Planned Premium $ _________________
Initial Premium $ _________________

[ ] Survivorship Variable Universal Life
    Accumulator                          1st to Die         [ ] GMDB (Younger Insured's Age 100)  [ ] ___________
   [ ] ACSV                              [ ] FTD                [ ] ________________               $ ____________
IRC Sec. 7702 Option: [ ] CVAT [ ] GPT   $ ____________     [ ] LER
Face Amount $ _______________________    [ ] EPR
Life Insurance Option:                   $ ____________
   [ ] Level (1) [ ] Increasing (2)
   [ ] Face Amount plus Adjusted
       Premium (3)
   [ ] __________________
Planned Premium $_________________
Initial Premium $_________________

[ ] Asset Preserver                      Submit completed Asset Preserver Application Supplement
Face Amount $ _____________________
Single Premium $ ___________________     [ ] ___________________
*  Benefit Payment Option:
   (LTC is QCB in WA)                    $ ____________________
   [ ] LTC 24  [ ] LTC 36+  [ ] LTC 48+  *  Not all Benefit Payment Options available in all states
   [ ] ___________________
[ ] Single Premium Variable Universal
    Life                                 [ ] LBR            [ ] ___________________
Single Premium $ __________________ or   [ ] ____________   $  ____________________
Face Amount $ _____________________

Executive Benefits

[ ] CorpExec VUL ______ [ ] CSVUL        [ ] ACSV (CSUL only)
    [ ] CEUL [ ] CSUL
[ ] BOLI ______________ _                [ ] LTR (CorpExec VUL only)
[ ] ___________                          [ ] STR (CorpExec VUL, CSVUL, CEUL, CSUL)
IRC Sec. 7702 Option: [ ] CVAT [ ] GPT   [ ] ____________
Face Amount $ ______________________     $ _____________
Life Insurance Option:                   [ ] ____________
[ ] Level (1)  [ ] Increasing (2)        $ _____________
[ ] Face Amount plus Adjusted
    Premium (3)
    (if applicable)
[ ] ____________
Planned Premium $ _________________
Initial Premium $ _________________
Unisex Issue: [ ] Yes  [ ] No

[ ] _____________                        [ ] _______________________     [ ] ____________________
Face Amount $ _______________________    $ _________________________      $  ____________________
Planned Premium $ ___________________
Initial Premium $ ___________________

ALTERNATE AND ADDITIONAL POLICY REQUESTS (Complete plan, face amount, rider(s), rider amount, and dividend option requests below. If changes to other sections are being requested, provide instructions below or in Section Q.)

   [ ] Alternate   [ ] Additional        Plan: ___________________________      Face Amount: $ ___________________
                                         Rider: __________________________      Rider Amount: $ __________________
                                         Dividend Option: ________________________________________________________
Instructions:___________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________

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
J. PERSONAL INFORMATION

1. IN THE LAST 5 YEARS, HAS THE PRIMARY INSURED OR ANY OTHER PROPOSED INSURED(S)

(a)  had their driver's license suspended or revoked? ...............................................   [ ] Yes   [ ] No

     If "Yes", indicate name or maiden name (if applicable) of person(s) applying for coverage and give details below including reason, driver's license # (if other than previously stated), State of license, and month and year of occurrence.

     Name                     Reason                License #              State    Date (month/year)
     ______________________   ___________________   ____________________   ______   _________________

     ______________________   ___________________   ____________________   ______   _________________

     ______________________   ___________________   ____________________   ______   _________________

     ______________________   ___________________   ____________________   ______   _________________

(b)  plead guilty to, or been convicted of, or been imprisoned for any felony or misdemeanor, or are
     there any such charges currently pending? ......................................................   [ ] Yes   [ ] No

     If "Yes", indicate name or maiden name (if applicable) of person(s) applying for coverage and give details below, including reason, State, County, month and year of occurrence.

     Name                     Reason                State    County                 Date (month/year)
     ______________________   ___________________   ______   ___________________    _________________

     ______________________   ___________________   ______   ___________________    _________________

     ______________________   ___________________   ______   ___________________    _________________

     ______________________   ___________________   ______   ___________________    _________________

(c)  been declined for issue, reinstatement or renewal of any type of life or health insurance? .....   [ ] Yes   [ ] No

     If "Yes", indicate name or maiden name (if applicable) of person(s) applying for coverage, give company name (including New York Life) and reason.

     Name                     Company               Reason                          Date (month/year)
     ______________________   ___________________   _____________________________   _________________

     ______________________   ___________________   _____________________________   _________________

     ______________________   ___________________   _____________________________   _________________

     ______________________   ___________________   _____________________________   _________________

2.   IN THE NEXT 12 MONTHS DOES THE PRIMARY INSURED OR ANY PROPOSED INSURED PLAN TO TRAVEL OR RESIDE
     OUTSIDE THE U.S. OR CANADA? ....................................................................   [ ] Yes   [ ] No

     If "Yes", indicate name of the person(s) applying for coverage, purpose of travel (personal or business), the country, the date(s) of travel and the duration(s) of stay.

     Name                     Purpose               Country           Date (month/year)   Duration
     ______________________   ___________________   _______________   _________________   ___________

     ______________________   ___________________   _______________   _________________   ___________

     ______________________   ___________________   _______________   _________________   ___________

     ______________________   ___________________   _______________   _________________   ___________

3.   IN THE LAST 12 MONTHS HAS THE PRIMARY INSURED OR ANY OTHER PROPOSED INSURED ENGAGED IN, OR
     INTEND TO ENGAGE IN WITHIN THE NEXT 12 MONTHS, ANY OF THE FOLLOWING: ...........................   [ ] Yes   [ ] No

     If "Yes", check all that apply and complete Form 7663

     [ ] SCUBA or skin diving; [ ] auto racing; [ ] motorcycle racing; [ ] power boat racing;
     [ ] snowmobile racing; [ ] all terrain vehicle (ATV) racing; or [ ] any other type of vehicle racing; [ ] sky diving; [ ] mountain climbing; [ ] helicopter skiing; [ ] cave exploration;
     [ ] hot air ballooning; [ ] rodeo riding; [ ] flying as civilian pilot; [ ] flying as a military pilot; [ ] ultralight; or [ ] hang-gliding; [ ] motorcycle, snowmobile, and/or all terrain vehicle (ATV) riding? - Circle all that apply. (FORM 7663 IS NOT REQUIRED IF LEISURE/NON-RACING
     ONLY.

     PROVIDE THE FOLLOWING DETAILS:

     INSURED'S NAME _________________ ANNUAL MILEAGE __________ VEHICLE USED FOR: ___________________
     SAFETY HELMET USED? ............................................................................   [ ] YES   [ ] NO

K.   OTHER COVERAGE (List each Proposed Insured and details of other coverage)

     Insured's Name     None   In Force   Pending               Company                Amount        Personal   Business
_____________________    [ ]      [ ]       [ ]     ___________________________   $_______________      [ ]        [ ]

_____________________    [ ]      [ ]       [ ]     ___________________________   ________________      [ ]        [ ]

_____________________    [ ]      [ ]       [ ]     ___________________________   ________________      [ ]        [ ]

_____________________    [ ]      [ ]       [ ]     ___________________________   ________________      [ ]        [ ]

What is the total amount of above pending coverage that will be placed in all companies for each insured? $_____________
Use Section Q for Additional Details.

L. FINANCIAL INFORMATION

                                         Primary Insured            Other Insured           Owner if not Primary Insured
 Current Annual Earned Income
Current Annual Unearned Income
       Current Net Worth


M. BUSINESS AND CREDITOR INSURANCE

Question 1 must be completed for all Business and Creditor Insurance. Complete Questions 2, 3 and 4, as applicable. If more space is needed, use Section Q, Additional Details.

1.   Will an employer, including a partnership, be the owner and beneficiary of the insurance applied
     for on the life of an employee or partner? .....................................................   [ ] Yes   [ ] No

     IF "YES", THE PROPOSED INSURED MUST ACKNOWLEDGE THE FOLLOWING STATEMENT BY INITIALING THE SPACE
     PROVIDED BELOW.

     I, the Proposed Insured, acknowledge and agree that: (1) my employer intends to insure my life;

     (2) I have been notified of the amount of insurance applied for on my life;

     (3) my employer will be a beneficiary of any policy proceeds payable upon my death; and

     (4) coverage may continue after my employment terminates.                  PROPOSED INSURED'S INITIALS HERE: ______

     NOTICE TO OWNER: If "Yes" is checked above, you may be subject to IRS record keeping and annual reporting requirements relating to employer-owned life insurance contracts. Please consult with your tax advisor.

2.   (a) If BUY/SELL, what is the net income $________________ and market value $_________________ of the business?

     (b) Does insured(s) have ownership in the business? If "Yes", list all owners and percent of
     ownership for each (for survivorship policy, list each insured and provide ownership percentage    [ ] Yes   [ ] No
     for each). _____________________________________________________________________________________

     ________________________________________________________________________________________________

     (c) Are all owners being insured? Provide details and amounts. _________________________________   [ ] Yes   [ ] No

3.   (a) If KEY EMPLOYEE, provide reason why employee is key to the organization, and length of time employed.

     ________________________________________________________________________________________________

     (b) Are all Key Employees being insured? Provide details and amounts. __________________________   [ ] Yes   [ ] No

     ________________________________________________________________________________________________

     ________________________________________________________________________________________________

4.   If CREDITOR COVERAGE, what is the loan amount $____________, term __________ (years) ___________
     (months), and purpose?
     Purpose ________________________________________________________________________________________

     ________________________________________________________________________________________________

     If creditor requires collateral assignment, include completed collateral assignment with application.

N. TERM CONVERSION

Sections A, C, D, E, F, G and I of the application are also required for contractual conversions. For non-contractual conversions or changes, underwriting is required.

1.   POLICY NUMBER ____________________________ [ ] Term Policy   [ ] Term Rider
                                                [ ] Conversion of Other Company's Term Insurance

     These term coverages can be attained age converted (AATC): [ ] OCI   [ ] DOT AD105 and after
                                                                [ ] TL AD 85 and prior
                                                                [ ] Conversion of Spouse
                                                                [ ] Conversion of Child
                                                                [ ] 1YT (Div. Opt.)

     Is the Term rider on the new Base plan to be applied as? [ ] Not Point in Scale (PTIS) (less than 5 year duration and meets minimum amount rules) [ ] Point in Scale (PTIS) (equals or exceeds 5 year duration or does not meet minimum amount rules) [ ] Subject to PTIS but underwriting requested
     (Provide details in Section Q)

     AMOUNT TO BE CONVERTED: TERM POLICY $ ______________________ TERM RIDER $ __________________

     AMOUNT REMAINING IN-FORCE: TERM POLICY $ ___________________ TERM RIDER $ __________________

     (If no amount entered, remainder will be terminated)

     Is a reduction in rating being requested? ......................................................   [ ] Yes   [ ] No

     If Waiver of Premium or MDW is being applied for, does the Primary Insured have a disability which prevents him/her from being actively at work? (If "Yes", provide details and dates in
     Section Q.) ....................................................................................   [ ] Yes   [ ] No

     If you are applying for Waiver of Premium or MDW on the Primary Insured and the existing policy
     DOES NOT include this benefit, complete Sections J and P of this application.

2.   POLICY NUMBER ____________________________ [ ] Term Policy   [ ] Term Rider
                                                [ ] Conversion of Other Company's Term Insurance

     These term coverages can be attained age converted (AATC): [ ] OCI   [ ] DOT AD105 and after
                                                                [ ] TL AD 85 and prior
                                                                [ ] Conversion of Spouse
                                                                [ ] Conversion of Child
                                                                [ ] 1YT (Div. Opt.)

     Is the Term rider on the new Base plan to be applied as? [ ] Not Point in Scale (PTIS) (less than 5 year duration and meets minimum amount rules) [ ] Point in Scale (PTIS) (equals or exceeds 5 year duration or does not meet minimum amount rules) [ ] Subject to PTIS but underwriting requested
     (Provide details in Section Q)

     AMOUNT TO BE CONVERTED: TERM POLICY $ ______________________ TERM RIDER $ __________________

     AMOUNT REMAINING IN-FORCE: TERM POLICY $ ___________________ TERM RIDER $ __________________

     (If no amount entered, remainder will be terminated)

     Is a reduction in rating being requested? ......................................................   [ ] Yes   [ ] No

     If Waiver of Premium or MDW is being applied for, does the Primary Insured have a disability which prevents him/her from being actively at work? (If "Yes", provide details and dates in
     Section Q.) ....................................................................................   [ ] Yes   [ ] No

     If you are applying for Waiver of Premium or MDW on the Primary Insured and the existing policy
     DOES NOT include this benefit, complete Sections J and P of this application.

FOR ATTAINED AGE TERM CONVERSIONS THE FOLLOWING APPLY:

There will be no insurance in effect on the new policy prior to the policy date given in the policy or policy date specified here ____/_____/______, and coverage on the new policy will not begin until the coverage being converted has been terminated.

ANY MONIES DUE FROM A CONVERSION OF A NYLIC POLICY TO A NYLIAC LIFE POLICY OR FROM A NYLAZ TO A NYLIC OR NYLIAC LIFE
POLICY ARE TO BE CREDITED TO THE NEW LIFE CONVERSION POLICY. I AGREE THAT THE INITIAL PREMIUM WILL BE INCREASED TO EQUAL
THE CREDIT APPLIED TO MY NYLIAC POLICY WHEN THE CREDIT IS GREATER THAN THE REQUESTED INITIAL PREMIUM.

The SWL/SVUL/SUL policy pays a death benefit on the second death only, and no death benefits are payable on a first death.

The items in the Temporary Coverage Agreement and the Signature Section of this application apply even when a NYLAZ policy is being converted or when the new policy is issued by NYLIAC, a subsidiary of NYLIC.

O. GUARANTEED INSURABILITY OPTION DATE (PPO AND GIR)

Scheduled Option Date: Mo. ________ Day ________ Year________

Date of [ ] marriage   [ ] birth   [ ] adoption Mo. ________ Day ________ Year ________     Submit proof of event.

                      DO NOT COMPLETE IF ANY OTHER TYPE OF MEDICAL EXAMINATION PART II IS REQUIRED.

P. NON-MEDICAL HEALTH QUESTIONNAIRE

First Name                      Middle Name                     Last Name

(For each additional insured, please use a separate Additional Insured Non-Medical Health Questionnaire)

1.   Primary physician or health care provider information: [ ] None   Name ____________________________________________

     Address _____________________________________________________________ Phone number (_____) ______-_________________

     Date of last visit: ______ /______ /______ Reason for visit: ______________________________________________________

     ___________________________________________________________________________________________________________________

     Treatment or medication provided: (Provide details, name and dosage) ______________________________________________

     ___________________________________________________________________________________________________________________

2.   List all prescribed medications taken on a regular basis in the last 12 months: (Include reason taken, dosage and frequency) ________________________________________________________________________________________________________

     ___________________________________________________________________________________________________________________

3.   In the last ten (10) years, has the Proposed Insured been diagnosed, treated, tested positive for or been given medical advice by a member of the medical profession for: (If "Yes", circle all conditions that apply)

     a.   Elevated blood pressure, chest discomfort, heart disorder, angina, murmur or irregular
          pulse? ....................................................................................   [ ] Yes   [ ] No

     b.   Elevated blood sugar or diabetes? .........................................................   [ ] Yes   [ ] No

     c.   Asthma, shortness of breath, chronic bronchitis (COPD), emphysema, lung disorder or any
          type of sleep disorder? ...................................................................   [ ] Yes   [ ] No

     d.   Cancer, tumor, melanoma, leukemia, Hodgkins or any other lymphoma? ........................   [ ] Yes   [ ] No

     e.   Multiple sclerosis; epilepsy, seizures; mental retardation; memory loss or other
          neurological disorder? ....................................................................   [ ] Yes   [ ] No

     f.   Pancreatitis; hepatitis; cirrhosis, liver disorder, anemia or other blood disorder? .......   [ ] Yes   [ ] No

     g.   Stroke, transient ischemic attack (TIA) or other circulatory disorder? ....................   [ ] Yes   [ ] No

     h.   Kidney disorder; protein or blood in the urine, urinary tract disorder or elevated PSA? ...   [ ] Yes   [ ] No

     i.   Colitis; blood in stool; intestinal polyps or other intestinal disorder? ..................   [ ] Yes   [ ] No

     j.   Muscle weakness; bone or back disorder; arthritis; lupus or other connective tissue
          disorder? .................................................................................   [ ] Yes   [ ] No

     k.   Any psychiatric or mental health condition (including counseling or hospitalization)? .....   [ ] Yes   [ ] No

     l.   Drug or alcohol use, used cocaine or other controlled substances (other than as prescribed
          by a physician), or been counseled or hospitalized for drug or alcohol use? ...............   [ ] Yes   [ ] No

4.   In the last ten (10) years, has the Proposed Insured been diagnosed by a member of the medical profession or tested positive for Human Immunodeficiency Virus (AIDS virus) or Acquired Immune
     Deficiency Syndrome (AIDS)? ....................................................................   [ ] Yes   [ ] No

5.   In the last two (2) years, has the Proposed Insured had any of the following symptoms for which advice of a medical professional was not sought: chest pain or pressure, blood in urine, rectal bleeding, blood in stool, loss of consciousness, recurrent shortness of breath, persistent cough,
     or persistent fever? (If "Yes", circle all conditions that apply) ..............................   [ ] Yes   [ ] No

6.   In the last two (2) years, other than as already stated, has the Proposed Insured:

     a.   Had any surgery or been recommended to have surgery? ......................................   [ ] Yes   [ ] No

     b.   Had any diagnostic tests (excluding HIV tests) or been recommended to have any diagnostic test other than already stated? (Such as but not limited to an X-ray, CT scan, stress test,
          MRI or ultrasound other than for pregnancy) ...............................................   [ ] Yes   [ ] No

     c.   Been unable to work, unable to attend school or been disabled for 30 days or more? ........   [ ] Yes   [ ] No

7.   Among Proposed Insured's natural parents, brothers or sisters, is there any history of angina, heart disorder, stroke, diabetes or cancer?

     (If "Yes", please provide relationship, age of onset and subsequent history in details below;
     provide type or location if cancer history.) ...................................................   [ ] Yes   [ ] No

8.   Has Proposed Insured lost weight in the last year? (If "Yes", please provide how many lbs. lost
     and reason in details below.) ..................................................................   [ ] Yes   [ ] No

9.   Height ______ft. _______in.   Weight ______lbs.

Give full details (including addresses and phone numbers of doctors) for all questions answered "Yes"
above. If more space is needed, please use Section Q.

            Reason - Include diagnosis, treatment,      Onset      Recovery                   Doctors,
Ques. No.      medication, surgery and outcomes      Mo.   Year   Mo.   Year   Hospitals and Medical Facilities Info

Q. ADDITIONAL DETAILS

Please refer to each section letter when providing additional details and remarks.

Section

                                    COMPLETE ONLY FOR COVERAGE ON ADDITIONAL INSUREDS
ADDITIONAL INSURED

Completion of Additional Insured Non-Medical Health Questionnaire is required.

First Name             Middle Name             Last Name             Suffix      [ ] Male     Date of Birth (mm/dd/yyyy)
                                                                                 [ ] Female
Residence: Street             City                   State            Country        Zip

[ ] Social Security No. or [ ] Tax ID No. [ ] Exempt [ ] Applied for Driver's License No. State [ ] None (Provide
                                                                                                    details in Section Q)
                                                                                        Relationship to Primary Insured

Country of Citizenship        Country of Birth        State of Birth        How Long Living in the USA?
                                                                            [ ] Since Birth OR    Years    Months

Immigration Visa or Work Authorization (If other than a US citizen)             Expiration:             Occupation
Type                        Number                                              Month           Year
Employer Name:          Street                  City            State           Country         Zip

IF AGE 18 OR OVER, HAS PROPOSED INSURED USED TOBACCO, NICOTINE OR ANY NICOTINE SUBSTITUTION PRODUCT IN ANY FORM IN THE
LAST FIVE YEARS? [ ] YES   [ ] NO

If "Yes", provide type _______________________________________ and date of last use (Month) __________ (Year) __________

If Proposed Insured is under age 14 years 6 months, provide amount of insurance in-force on the Applicant.
___________________________________ [ ] None

Are all other children in the family insured or to be insured for an amount at least equal to that on the Proposed
Insured? [ ] Yes   [ ] No
(If No, provide details in Section Q)

NAMED BENEFICIARIES [ ] Same as Owner   [ ] Trust   [ ] UTMA/UGMA (For Trust or UTMA/UGMA, provide details in Section Q)
                                                                                                         [ ] PER STIRPES

ORDER        FULL NAME (FIRST, MIDDLE, LAST)                    RELATIONSHIP TO PROPOSED INSURED        SHARE
__________   ________________________________________________   _____________________________________   ________________

__________   ________________________________________________   _____________________________________   ________________

__________   ________________________________________________   _____________________________________   ________________

__________   ________________________________________________   _____________________________________   ________________

CONTACT INFORMATION

[ ] Same as Primary Insured

Contact Primary Insured at: (List both and check primary) [ ] Home Tel. Number: (_____) ________________
[ ] Business Tel. Number: (____) ________________

Best Time to Call: Between _________ [ ] AM [ ] PM and _________ [ ] AM [ ] PM (Please indicate widest time interval)
Time zone: [ ] EST [ ] CST [ ] MST [ ] PST [ ] AST [ ]   HST Special Instructions, if any ______________________________

In which language and dialect(s) was the sales interview conducted? Language ______________________________
Dialect __________________________________

First Name                            Last Name                                         Relationship to Proposed Insured

Who acted as interpreter? [ ] Agent   [ ] Other:

If the Proposed Insured requires special services for the hearing impaired, indicate the service required. ______________________________________________________________________________________________________________

CHILDREN'S INSURANCE INFORMATION (CI AND FAMILY PROTECTION PLAN)

First Name   Middle Name   Last Name                Date of Birth   Relationship to   Social Security
                                       [ ] Male     (mm/dd/yyyy)    Primary Insured   [ ] No. ___________________
                                       [ ] Female                                     [ ] Exempt   [ ] Applied for

First Name   Middle Name   Last Name                Date of Birth   Relationship to   Social Security
                                       [ ] Male     (mm/dd/yyyy)    Primary Insured   [ ] No. ___________________
                                       [ ] Female                                     [ ] Exempt   [ ] Applied for

First Name   Middle Name   Last Name                Date of Birth   Relationship to   Social Security
                                       [ ] Male     (mm/dd/yyyy)    Primary Insured   [ ] No. ___________________
                                       [ ] Female                                     [ ] Exempt   [ ] Applied for

First Name   Middle Name   Last Name                Date of Birth   Relationship to   Social Security
                                       [ ] Male     (mm/dd/yyyy)    Primary Insured   [ ] No. ___________________
                                       [ ] Female                                     [ ] Exempt   [ ] Applied for

NAMED BENEFICIARIES [ ] Same as Owner
ORDER    FULL NAME (FIRST, MIDDLE, LAST)                     RELATIONSHIP TO PROPOSED INSURED               SHARE
______   _________________________________________________   ____________________________________________   ___________

______   _________________________________________________   ____________________________________________   ___________

1.   Has any child proposed for coverage, displayed any physical or mental impairment due to illness, injury or birth defect or is any child currently taking prescribed medication on a regular
     basis? (If "Yes", provide details, including reason, dosage, and frequency in Section Q) .......   [ ] Yes   [ ] No

2.   In the last 5 years, has any child proposed for coverage been hospitalized or been unable to
     attend school regularly? (If "Yes", provide details in Section Q) ..............................   [ ] Yes   [ ] No

                      DO NOT COMPLETE IF ANY OTHER TYPE OF MEDICAL EXAMINATION PART II IS REQUIRED.

ADDITIONAL INSURED NON-MEDICAL HEALTH QUESTIONNAIRE

First Name              Middle Name                     Last Name

(For each additional insured, please use a separate Additional Insured Non-Medical Health Questionnaire)

1.   Primary physician or health care provider information: [ ] None   Name ____________________________________________

     Address ________________________________________________________________ Phone number (_____) ______-______________

     Date of last visit: ______ /______ /______ Reason for visit : _____________________________________________________

     ___________________________________________________________________________________________________________________

     Treatment or medication provided: (Provide details, name and dosage) ______________________________________________

     ___________________________________________________________________________________________________________________

2.   List all prescribed medications taken on a regular basis in the last 12 months: (Include reason taken, dosage and frequency) ________________________________________________________________________________________________________

     ___________________________________________________________________________________________________________________

3.   In the last ten (10) years, has the Proposed Insured been diagnosed, treated, tested positive for or been given medical advice by a member of the medical profession for: (If "Yes", circle all conditions that apply)

     a.   Elevated blood pressure, chest discomfort, heart disorder, angina, murmur or irregular
          pulse? ....................................................................................   [ ] Yes   [ ] No

     b.   Elevated blood sugar or diabetes? .........................................................   [ ] Yes   [ ] No

     c.   Asthma, shortness of breath, chronic bronchitis (COPD), emphysema, lung disorder or any
          type of sleep disorder? ...................................................................   [ ] Yes   [ ] No

     d.   Cancer, tumor, melanoma, leukemia, Hodgkins or any other lymphoma? ........................   [ ] Yes   [ ] No

     e.   Multiple sclerosis; epilepsy, seizures; mental retardation; memory loss or other
          neurological disorder? ....................................................................   [ ] Yes   [ ] No

     f.   Pancreatitis; hepatitis; cirrhosis, liver disorder, anemia or other blood disorder? .......   [ ] Yes   [ ] No

     g.   Stroke, transient ischemic attack (TIA) or other circulatory disorder? ....................   [ ] Yes   [ ] No

     h.   Kidney disorder; protein or blood in the urine, urinary tract disorder or elevated PSA? ...   [ ] Yes   [ ] No

     i.   Colitis; blood in stool; intestinal polyps or other intestinal disorder? ..................   [ ] Yes   [ ] No

     j.   Muscle weakness; bone or back disorder; arthritis; lupus or other connective tissue
          disorder? .................................................................................   [ ] Yes   [ ] No

     k.   Any psychiatric or mental health condition (including counseling or hospitalization)? .....   [ ] Yes   [ ] No

     l.   Drug or alcohol use, used cocaine or other controlled substances (other than as prescribed
          by a physician), or been counseled or hospitalized for drug or alcohol use? ...............   [ ] Yes   [ ] No

4.   In the last ten (10) years, has the Proposed Insured been diagnosed by a member of the medical profession or tested positive for Human Immunodeficiency Virus (AIDS virus) or Acquired Immune
     Deficiency Syndrome (AIDS)? ....................................................................   [ ] Yes   [ ] No

5.   In the last two (2) years, has the Proposed Insured had any of the following symptoms for which advice of a medical professional was not sought: chest pain or pressure, blood in urine, rectal bleeding, blood in stool, loss of consciousness, recurrent shortness of breath, persistent
     cough, or persistent fever? (If "Yes", circle all conditions that apply) .......................   [ ] Yes   [ ] No

6.   In the last two (2) years, other than as already stated, has the Proposed Insured:

     a.   Had any surgery or been recommended to have surgery? ......................................   [ ] Yes   [ ] No

     b.   Had any diagnostic tests (excluding HIV tests) or been recommended to have any diagnostic test other than already stated? (Such as but not limited to an X-ray, CT scan, stress test,
          MRI or ultrasound other than for pregnancy) ...............................................   [ ] Yes   [ ] No

     c.   Been unable to work, unable to attend school or been disabled for 30 days or more? ........   [ ] Yes   [ ] No

7.   Among Proposed Insured's natural parents, brothers or sisters, is there any history of angina, heart disorder, stroke, diabetes or cancer? (If "Yes", please provide relationship, age of onset
     and subsequent history in details below; provide type or location if cancer history.) ..........   [ ] Yes   [ ] No

8.   Has Proposed Insured lost weight in the last year? (If "Yes", please provide how many lbs. lost
     and reason in details below.) ..................................................................   [ ] Yes   [ ] No

9.   Height ______ft. _______in.   Weight ______lbs.

Give full details (including addresses and phone numbers of doctors) for all questions answered "Yes"
above. If more space is needed, please use Section Q.

            Reason - Include diagnosis, treatment,      Onset      Recovery                   Doctors,
Ques. No.      medication, surgery and outcomes      Mo.   Year   Mo.   Year   Hospitals and Medical Facilities Info

                           CHECK-O-MATIC (C-O-M) - NEW BUSINESS CASES ONLY

1.   New York Life Insurance Company, New York Life Insurance and Annuity Corporation or NYLIFE Insurance Company of
     Arizona, as indicated in this application, will direct the transfer of funds from the account you designate. This transfer will be used to pay premiums on the policy (policies) and/or monthly Option to Purchase Paid-up Additions
     (OPP) premiums. This transfer will be done each month on a regular schedule established by us. You will not receive premium notices while this arrangement is in effect.

2.   This arrangement does not change the premium due dates specified in the policy and it does not extend any of the grace or late periods for paying these premiums. The policy or policies will lapse at the end of the grace or late period if the premium remains unpaid.

3.   Any policy included under this arrangement is subject to our minimum and maximum premium and OPP premium rules.

4.   The arrangement will apply to the policies listed below and will cover all future premiums and any current premiums that have not yet been paid.

COMPLETE INFORMATION BELOW:

PRIMARY INSURED'S NAME:_________________________________________________________________________________________________

POLICY NUMBER __________________________________________________________________________________________________________

INDICATE TYPE:

     [ ] Single Check-O-Matic     [ ] Check-O-Matic OPP           [ ] Savings Account
     [ ] Multiple Check-O-Matic   Previous Case Reference Number or Policy Number ______________________________________
     [ ] Add to Check-O-Matic     Previous Case Reference Number or Policy Number ______________________________________
                                  Concurrent Insured's Name ________________________ Date of Birth: ______/______/______

                         IF USING A CHECKING ACCOUNT, ATTACH A SAMPLE CHECK MARKED "VOID" HERE.
                          PLEASE ATTACH WITH CLEAR TAPE ON TOP EDGE OF CHECK. (DO NOT STAPLE).
                                 A DEPOSIT SLIP IS NOT ACCEPTABLE FOR CHECKING ACCOUNTS.

                      IF USING A SAVINGS ACCOUNT, ATTACH A SAMPLE DEPOSIT SLIP MARKED "VOID" HERE.

                    IF THE PAYMENT IS COMING FROM A 3RD PARTY PAYER, THE PAYER MUST COMPLETE THE 3RD
                                                PARTY PAYER INFORMATION.

                                               3RD PARTY PAYER INFORMATION

A 3rd party payer is someone other than the designated Policyowner or insured of the policy. If payment is coming from a
3rd party, the payer will need to complete the information below. IF THIS INFORMATION IS NOT PROVIDED, YOUR REQUEST FOR
THE CHECK-O-MATIC PREMIUM PAYMENT OPTION CANNOT BE PROCESSED.

Name: ________________________________________________________________________ Date of Birth: __________________________
      First Name                Middle Initial          Last Name

Address (Street, City, State, and Zip Code REQUIRED. P.O. BOX NOT ACCEPTABLE): _________________________________________

________________________________________________________________________________________________________________________

Relationship to the Policyowner: _______________________________________________________________________________________

                      AUTHORIZATION STATEMENT FOR CHECK-O-MATIC (APPLIES TO PREMIUM PAYMENTS ONLY)

I understand that I may discontinue this payment arrangement by notifying the Insurer. The Owner of each policy may discontinue it for his or her own policy. The arrangement ends on the day the Insurer receives the notice.

By initialing below I/We authorize New York Life Insurance Company or one of its subsidiaries to make monthly withdrawals from the account named above. I/We also authorize the Financial Institution named above to debit my/our account accordingly:

INITIALS OF DEPOSITOR(S) X ________ Is the Depositor the Policyowner? [ ] Yes   [ ] No.
If "No", Depositor is [ ] Primary Insured [ ] Applicant [ ] Payer (Check all that apply)

                                                 STATEMENT OF AGREEMENT

THOSE PERSONS WHO SIGN THIS APPLICATION AGREE THAT:

1.   All of the statements, which are part of the application, are correctly recorded, and are complete and true to the best of the knowledge and belief of those persons who made them. Answers that are not true and complete may, subject to the policy's Incontestability Provision, invalidate coverage.

2.   No agent or medical examiner has any right to accept risks, make or change contracts, or give up New York Life
     Insurance Company's, New York Life Insurance and Annuity Corporation's or NYLIFE Insurance Company of Arizona's
     rights or requirements.

3.   "Cash Paid" with the application with respect to a new policy or additional benefit, provides a limited amount of temporary coverage for up to 90 days, if the terms and conditions of the Temporary Coverage Agreement are met.
     Temporary coverage is not provided if a policy or benefit is applied for under the terms of a conversion privilege or a guaranteed insurability option, or if reinstatement is applied for.

4.   The policy date is the date from which premiums are calculated and become due. The effective date is the date the policy is delivered and the first premium is paid. Unless temporary coverage is obtained, coverage does not begin until the effective date. If the policy date is earlier than the effective date of coverage, the Policyowner pays a premium calculated beginning on that earlier policy date although coverage does not begin until the effective date.

     At the time of application, or on or before the effective date, the Applicant or Policyowner can select a policy date. The policy date may be chosen to correspond to the effective date, to obtain a lower premium rate based on a younger insurance age, because it is preferable to pay premiums on that date or have policy values accrue as of that date, or for other reasons. If no Chosen Policy Date is selected, and if no temporary coverage is obtained, the date that the policy is issued will be the policy date. It is further agreed and understood that if the policy applied for is a universal life product, interest will not be credited on the policy until the premium is received by the service office.

5.   By paying premiums on a basis more frequently than annually, that is monthly, quarterly, semi-annually, NYL-A-Plan, or by Check-O-Matic, the total premium paid during one year's time will be greater than if the premium were paid once each year, or annually. In other words, the cost of paying annualized periodic payments will be more than the cost of paying one annual premium. This applies to all products issued by New York Life Insurance Company and
     NYLIFE Insurance Company of Arizona.

6.   WARNING: The arrangement of a sale, transfer or assignment of this policy, prior to or within 2 years from the policy date of issue to a third party, such as a viatical settlement entity, a life settlement entity, other secondary market provider or premium financing entity, may violate the law of your state of residency.

FOR ARKANSAS, LOUISIANA, AND NEW MEXICO: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

FOR COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the colorado division of insurance within the department of regulatory agencies.

FOR DISTRICT OF COLUMBIA, TENNESSEE AND WASHINGTON: WARNING: It is a crime to provide ("knowingly provide" in Tennessee and Washington) false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

FOR KENTUCKY: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN
APPLICATION FOR INSURANCE CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS, FOR THE PURPOSE OF MISLEADING,
INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME.

FOR NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

FOR OHIO: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

                                                      ILLUSTRATION

DO NOT COMPLETE THIS SECTION IF:

1. A SIGNED ILLUSTRATION IS NOT REQUIRED BY LAW; OR 2. AN ILLUSTRATION WAS SIGNED AND MATCHES THE POLICY APPLIED FOR.

I, the Applicant, did not sign an Illustration because:

     [ ]  An illustration was not shown or given to me

     [ ]  An illustration was shown or given to me, but the policy applied for is different from the illustration

     [ ]  An illustration was displayed to me on a screen. The displayed illustration matches the policy applied for, but no printed copy of the illustration was furnished. The illustration on the screen included the following personal and policy information:

          Type of Policy _______________________________________   Proposed Insured ____________________________________

          Initial Death Benefit ________________________________   Rating/Class ________________________________________

          Dividend Option ______________________________________   Age __________________   Sex ________________________

I acknowledge that I did not sign an illustration for the reason stated above and I understand that an illustration matching the policy as issued will be provided for signature no later than at the time the policy is delivered.

                                                    TAX CERTIFICATION

Under penalties of perjury, I (as the Owner named in Section A or B) certify that: (1) the Social Security or Employer
ID Number shown in this application is my correct taxpayer identification number, or I am awaiting a number to be issued to me (noted as "applied for" in Section A or B) AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding (Cross out item 2 if the IRS has notified you that you are subject to backup withholding.) and (3) I am a
U.S. person (including a U.S. resident alien).

                                                     ACKNOWLEDGEMENT

I, the Proposed Insured, have been given a copy of "Information Practices Related to Underwriting Your Application"
which tells how New York Life Insurance Company, New York Life Insurance and Annuity Corporation and NYLIFE Insurance
Company of Arizona obtain and use data about me. It includes the notice required by the State and Federal Fair Credit
Reporting Acts and a description of MIB, Inc. (Medical Information Bureau). I know that my application cannot be processed if I do not sign the authorization below.

                                                      AUTHORIZATION

In this Authorization, "I" means the Proposed Insured, "the Insurer" means New York Life Insurance Company, New York
Life Insurance and Annuity Corporation, and NYLIFE Insurance Company of Arizona and their respective agents, employees, and representatives. In order to see if (and on what basis) I qualify for the insurance applied for or any other insurance offered by any of the insurers identified above, I authorize the following:

MEDICAL INFORMATION Physicians or practitioners; hospitals; medical or medically related facilities; laboratories;
insurance companies; or MIB may give to the Insurer (or any consumer reporting agency acting in its behalf) and to any of its reinsurers, at my request, copies of the record or other data that they may have about my physical and mental health. This includes all protected health information and any health information I have previously requested be withheld from further disclosure, and including my history, their findings, diagnoses and treatment. Mental health professionals may provide their records of my diagnosis, functional status, treatment plan, symptoms, prognosis, progress to date, medication prescription and monitoring, and clinical test results.

OTHER UNDERWRITING INFORMATION MIB, other insurance companies and consumer reporting agencies may give to the Insurer and to any of its reinsurers data about: my driving record; any criminal activity or association; hazardous sport or aviation activity; use of alcohol or drugs; any claim of eligibility for disability income benefits; and other applications for insurance.

EXAMINATIONS AND TESTS The Insurer may obtain physical examinations or medical tests deemed necessary to underwrite my application. These tests (where permitted by law) may include, but are not limited to, electrocardiograms, chest x-rays and tests of blood and urine to determine, among other things, exposure to causative agents of disease (for example, exposure to the AIDS virus) and the presence of drugs. However, a separate notification/authorization form will be provided with respect to testing for the AIDS virus.

INVESTIGATIVE CONSUMER REPORT The Insurer may obtain an investigative consumer report and may give the consumer reporting agency information concerning the amount and type of my coverage and my use, if any, of tobacco. The report may add to or confirm the types of data mentioned above. It may also contain data about: my identity; age; residence;
marital status; past and present jobs (including work duties); economic conditions; driving record; personal and business reputation in the community; and mode of living; but will not include any information relating directly or indirectly to sexual orientation.

IDENTIFICATION To obtain the data described above, the Insurer may give my name, address, and date and place of birth to the above persons or organization.

RELEASE OF INFORMATION TO OTHERS When necessary, the Insurer may give data about me that affects my insurability to: its subsidiaries; its affiliates; its parent company; its agents and their staffs; its reinsurers; and the Insurer and its reinsurers may give such data to MIB. However, this will not be done in connection with information relating to the AIDS virus.

I also authorize the release of these same types of data about any of my children who are to be insured. This
Authorization may be used for a period of 24 months from the date signed below unless sooner revoked. I may revoke this
Authorization at anytime by notifying the Insurer in writing. This revocation will not be effective to the extent the
Insurer or any other person already has disclosed or collected information or taken other action in reliance on it. The information the Insurer obtains through this Authorization may become subject to further disclosure. For example, the
Insurer may be required to provide it to an insurance regulatory or other government agency. In this case, the information may no longer be protected by the rules governing this Authorization. A photocopy of this Authorization and request form shall be as valid as the original. I know that I may request a copy of this Authorization. (Please provide a copy to me. ______________________ initial if requested).

                            THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY
             PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                                                       SIGNATURES

BY SIGNING BELOW, I/WE UNDERSTAND THAT I/WE ACKNOWLEDGE AND AGREE TO ALL OF THE STATEMENTS AND REPRESENTATIONS MADE IN
THIS APPLICATION, INCLUDING SECTIONS ENTITLED BUSINESS AND CREDITOR INSURANCE (IF APPLICABLE), STATEMENT OF AGREEMENT,
ILLUSTRATION (IF APPLICABLE), CHECK-O-MATIC (IF APPLICABLE), TAX CERTIFICATION, ACKNOWLEDGEMENT AND AUTHORIZATION. I/WE
ACCEPT AS TRUE ALL STATEMENTS MADE BY THE PROPOSED INSURED(S) IN THIS APPLICATION.


X _________________________________________________________   Signed at ________________________________ On ____________
Signature of the Primary Insured (Parent or Guardian if                           (City, State)             (MM/DD/YYYY)
under 14 years 6 months)


X _________________________________________________________   X ________________________________________________________
Signature of the Owner if Other than the Primary Insured


X _________________________________________________________   __________________________________________________________
Signature of Applicant if Other than Primary Insured or       Title if signed on behalf of Corporation, Trust, etc.
Owner


X _________________________________________________________   X ________________________________________________________
Signature of Other Insured                                    Signature of Other Insured


X _________________________________________________________   X ________________________________________________________
Other Required Signature                                      Signature of Other Insured

I Certify I have truly and accurately recorded all answers given to me.


X _________________________________________________________   X ________________________________________________________
Signature of Agent/Witness                                    Countersigned by Licensed Resident Agent (if required)


X _________________________________________________________   __________________________________________________________
Signature of Agent/Witness                                    Countersigned Code #

          [ ] NEW YORK LIFE INSURANCE COMPANY (NYLIC)
          [ ] NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)
          [ ] NYLIFE INSURANCE COMPANY OF ARIZONA (NYLAZ)

           RECEIPT AND TEMPORARY COVERAGE AGREEMENT (the "Agreement")
                               (limited in amount)

Received from ________________________________________________________ on
____________________________________ the sum of $ _______________________. This
amount is specified in Section G. of the application Part I bearing the same date and number as this receipt.


_____________________________________
          Agent's Signature

In this Agreement, the words "we", "us", and "our" mean the Insurer checked above and the words "you" and "your" mean the Applicant.

We acknowledge receipt of your application for a life insurance policy, and of your payment to us in the amount noted above. Any check tendered must be made payable to New York Life Insurance Company or New York Life Insurance and Annuity Corporation or NYLIFE Insurance Company of Arizona, as shown above. Any check received will be subject to collection. DO NOT make any check payable to the Agent and DO NOT leave the Payee section of the check blank. This Agreement is not transferable.

If the application modifies a previous application and a payment was made in connection with the previous application, this receipt replaces and cancels any receipt which was previously given for that payment. We shall have no liability on account of the previous receipt or any temporary coverage provided under it. Our liability on account of any payment made with this application shall be as provided under this receipt and its Temporary Coverage Agreement below.

Subject to the conditions set forth below, the above payment provides a limited amount of temporary life insurance coverage on the Proposed Insured from the date coverage begins, as defined below, to the date coverage terminates, as defined below. IF QUESTION 1, 2 OR 3 OF SECTION H OF THE APPLICATION PART I ARE ANSWERED "YES" OR ARE LEFT BLANK, NO MONEY MAY BE PAID WITH THE APPLICATION WHETHER TO US OR TO THE AGENT. In this case, no coverage will be provided under this Agreement. However, the application should still be submitted to us for evaluation WITHOUT PAYMENT.

In determining whether to issue the policy that you have applied for, if all the conditions for coverage in Section 1 below have been met, we will not consider information concerning changes in the health of any person proposed for coverage, where such change occurs after the effective date of this Agreement and while this Agreement is in effect.

1.   COVERAGE PROVIDED:

     Except as specifically stated otherwise in this Agreement, temporary life insurance will be subject to all terms of the policy applied for. While this Agreement is in effect, coverage is provided under this Agreement only if the following requirements are fully met. (If these requirements are not fully met, any cash payment made will be refunded to the Applicant at the address given in the Application Part I.):

     A. Submission of the application Part I with Sections A-I completed, with all statements complete and true to the best of the knowledge and belief of the persons who made them;

     B. Collection of your payment submitted with your application, provided any check submitted is honored for payment when presented;

     C. Question 1, 2 and 3 of Section H of the Application Part I must be answered "No" for all persons proposed for coverage;

     D. The Application Part I is signed by all required parties, including the Applicant, the Proposed Insured(s) (if other than the Applicant), and Agent.

2.   NO COVERAGE PROVIDED:

     There is no coverage provided under this Agreement:

     A. For suicide or intentionally self-inflicted injury of any of the proposed insureds, while sane or insane;

     B. For any Spouse's Paid-Up Insurance Purchase Option attached to the policy being applied for;

     C. For a policy or benefit that is applied for under the terms of a contractual conversion privilege or guaranteed insurability option. If that policy or benefit does not require our approval to put it in force, it will take effect as soon as the requirements of that privilege or option have been met;

     D.   If reinstatement of a policy is being applied for;

     E. Where question 1, 2 or 3 of Section H of the Application Part I are answered "Yes" or are left blank, or are answered falsely;

     F. If we are prohibited by any state or federal law, regulation or order from doing business with or participating in a transaction involving any person identified as a Proposed Insured, Owner, Applicant, Payer or Beneficiary in your application for a life insurance policy.

3.   AMOUNT AND PERIOD OF COVERAGE:

     A.   MAXIMUM AMOUNT OF COVERAGE:

          The following amounts will apply depending on the policy applied for:

          (1) All Policies except Survivorship Policies. While this Agreement is in effect, we will provide coverage having the same benefits and subject to the same terms as the policy applied for had it become effective. However, the AGGREGATE COVERAGE on account of all the temporary coverage for all Insurers listed above, under this and any other receipt, on the person proposed for coverage in the application for all benefits (including Accidental Death Benefits and any other benefits) shall in no event exceed $1,000,000 in total. Such liability shall be further limited for any disability waiver of premium benefit so that the amount that may be waived does not exceed $300 per month.


                                  CUSTOMER COPY        Continued on reverse side

          (2) Survivorship Policies. Survivorship Policies are policies under which the base policy death benefit is payable only when two Proposed Insureds have died. The temporary coverage will provide the same benefits as the policy applied for. It will also be subject to the same provisions, conditions, exceptions, limitations and reductions that would apply under the policy had it become effective.

               However, the temporary coverage will provide the lesser of:

                    (i) The amount of the life insurance proceeds applied for in the applications. This includes Accidental Death Benefits and other benefits, if applicable; or

                    (ii) $2,000,000 in total for all insurers listed above.

          This benefit will be paid to the designated beneficiary if the Proposed Insureds die while the temporary coverage is in effect. No benefits will be Payable under this Agreement upon the death of only one of the Proposed Insureds. However, we will pay benefits under an applied for rider that is to be attached to the policy, if such rider would pay benefits upon the death of that Proposed Insured. If one of the Proposed Insureds dies while this coverage is in effect and the other is found to be insurable, we will issue the policy. Such liability shall be further limited for any waiver of premium benefits so that the amount that may be waived does not exceed $300 per month. The total benefit limit applies to all insurance applied for on all persons proposed for any coverage in the applications and any other Temporary Coverage Agreement.

     B.   DATE AGREEMENT BEGINS:

          This Agreement and the coverage provided under it will begin on the date the Application Part I is signed by all required parties, provided:

          (1) The sum paid in exchange for this Agreement is enough to provide at least one month's coverage for the face amount of insurance and one month's coverage for all riders that are being applied for. For policies that require a single premium payment, the sum paid in exchange for this Agreement must be the full single premium payment for the face amount of insurance and any riders being applied for; and

          (2) All of the requirements in Section 1 of this Agreement have been met.

     C.   DATE AGREEMENT TERMINATES:

          This Agreement and the coverage provided under it will terminate on the earliest of the following dates:

          (1)  90 days after the date this Agreement becomes effective;

          (2) The date of our notice to the Applicant(s) that the application has been declined;

          (3) The date of the Applicant(s) written request for a full refund of the payment, in which event all coverage will be void from the start;.

          (4) The date the policy is put in force, at which point all coverage shall be provided by the policy.

4.   REFUND OF PAYMENT:

     If temporary life insurance is not payable under this Agreement (except for the reason that the policy has been put in force), we will refund your payment made with respect to the policy.

     If temporary life insurance becomes payable under this Agreement, the payment received will be applied as the first premium for the life insurance applied for. We will refund an appropriate part of your payment made with respect to the policy if our liability under this Agreement is, pursuant to Section 3(A), less than it would have been under the policy applied for.

5.   LIMITATION OF AUTHORITY:

     No Agent or medical examiner has any right to accept any risk, make or change contracts, give up any of our rights or requirements, or change the provisions of this Agreement.

                                  CUSTOMER COPY

          [ ] NEW YORK LIFE INSURANCE COMPANY (NYLIC)
          [ ] NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)
          [ ] NYLIFE INSURANCE COMPANY OF ARIZONA (NYLAZ)

           RECEIPT AND TEMPORARY COVERAGE AGREEMENT (the "Agreement")
                               (limited in amount)

Received from ________________________ on ________________________ the sum of $
_____________. This amount is specified in Section G. of the application Part I bearing the same date and number as this receipt.


________________________________
        Agent's Signature

In this Agreement, the words "we", "us", and "our" mean the Insurer checked above and the words "you" and "your" mean the Applicant.

We acknowledge receipt of your application for a life insurance policy, and of your payment to us in the amount noted above. Any check tendered must be made payable to New York Life Insurance Company or New York Life Insurance and Annuity Corporation or NYLIFE Insurance Company of Arizona, as shown above. Any check received will be subject to collection. DO NOT make any check payable to the Agent and DO NOT leave the Payee section of the check blank. This Agreement is not transferable.

If the application modifies a previous application and a payment was made in connection with the previous application, this receipt replaces and cancels any receipt which was previously given for that payment. We shall have no liability on account of the previous receipt or any temporary coverage provided under it. Our liability on account of any payment made with this application shall be as provided under this receipt and its Temporary Coverage Agreement below.

Subject to the conditions set forth below, the above payment provides a limited amount of temporary life insurance coverage on the Proposed Insured from the date coverage begins, as defined below, to the date coverage terminates, as defined below. IF QUESTION 1, 2 OR 3 OF SECTION H OF THE APPLICATION PART I ARE ANSWERED "YES" OR ARE LEFT BLANK, NO MONEY MAY BE PAID WITH THE APPLICATION WHETHER TO US OR TO THE AGENT. In this case, no coverage will be provided under this Agreement. However, the application should still be submitted to us for evaluation WITHOUT PAYMENT.

In determining whether to issue the policy that you have applied for, if all the conditions for coverage in Section 1 below have been met, we will not consider information concerning changes in the health of any person proposed for coverage, where such change occurs after the effective date of this Agreement and while this Agreement is in effect.

1.   COVERAGE PROVIDED:

     Except as specifically stated otherwise in this Agreement, temporary life insurance will be subject to all terms of the policy applied for. While this Agreement is in effect, coverage is provided under this Agreement only if the following requirements are fully met. (If these requirements are not fully met, any cash payment made will be refunded to the Applicant at the address given in the Application Part I.):

     A. Submission of the application Part I with Sections A-I completed, with all statements complete and true to the best of the knowledge and belief of the persons who made them;

     B. Collection of your payment submitted with your application, provided any check submitted is honored for payment when presented;

     C. Question 1, 2 and 3 of Section H of the Application Part I must be answered "No" for all persons proposed for coverage;

     D. The Application Part I is signed by all required parties, including the Applicant, the Proposed Insured(s) (if other than the Applicant), and Agent.

2.   NO COVERAGE PROVIDED:

     There is no coverage provided under this Agreement:

     A. For suicide or intentionally self-inflicted injury of any of the proposed insureds, while sane or insane;

     B. For any Spouse's Paid-Up Insurance Purchase Option attached to the policy being applied for;

     C. For a policy or benefit that is applied for under the terms of a contractual conversion privilege or guaranteed insurability option. If that policy or benefit does not require our approval to put it in force, it will take effect as soon as the requirements of that privilege or option have been met;

     D.   If reinstatement of a policy is being applied for;

     E. Where question 1, 2 or 3 of Section H of the Application Part I are answered "Yes" or are left blank, or are answered falsely;

     F. If we are prohibited by any state or federal law, regulation or order from doing business with or participating in a transaction involving any person identified as a Proposed Insured, Owner, Applicant, Payer or Beneficiary in your application for a life insurance policy.

3.   AMOUNT AND PERIOD OF COVERAGE:

     A.   MAXIMUM AMOUNT OF COVERAGE:

          The following amounts will apply depending on the policy applied for:

          (1) All Policies except Survivorship Policies. While this Agreement is in effect, we will provide coverage having the same benefits and subject to the same terms as the policy applied for had it become effective. However, the AGGREGATE COVERAGE on account of all the temporary coverage for all Insurers listed above, under this and any other receipt, on the person proposed for coverage in the application for all benefits (including Accidental Death Benefits and any other benefits) shall in no event exceed $1,000,000 in total. Such liability shall be further limited for any disability waiver of premium benefit so that the amount that may be waived does not exceed $300 per month.

                                                       Continued on reverse side

          (2) Survivorship Policies. Survivorship Policies are policies under which the base policy death benefit is payable only when two Proposed Insureds have died. The temporary coverage will provide the same benefits as the policy applied for. It will also be subject to the same provisions, conditions, exceptions, limitations and reductions that would apply under the policy had it become effective.

               However, the temporary coverage will provide the lesser of:

                    (i) The amount of the life insurance proceeds applied for in the applications. This includes Accidental Death Benefits and other benefits, if applicable; or

                    (ii) $2,000,000 in total for all insurers listed above.

          This benefit will be paid to the designated beneficiary if the Proposed Insureds die while the temporary coverage is in effect. No benefits will be Payable under this Agreement upon the death of only one of the Proposed Insureds. However, we will pay benefits under an applied for rider that is to be attached to the policy, if such rider would pay benefits upon the death of that Proposed Insured. If one of the Proposed Insureds dies while this coverage is in effect and the other is found to be insurable, we will issue the policy. Such liability shall be further limited for any waiver of premium benefits so that the amount that may be waived does not exceed $300 per month. The total benefit limit applies to all insurance applied for on all persons proposed for any coverage in the applications and any other Temporary Coverage Agreement.

     B.   DATE AGREEMENT BEGINS:

          This Agreement and the coverage provided under it will begin on the date the Application Part I is signed by all required parties, provided:

          (1) The sum paid in exchange for this Agreement is enough to provide at least one month's coverage for the face amount of insurance and one month's coverage for all riders that are being applied for. For policies that require a single premium payment, the sum paid in exchange for this Agreement must be the full single premium payment for the face amount of insurance and any riders being applied for; and

          (2) All of the requirements in Section 1 of this Agreement have been met.

     C.   DATE AGREEMENT TERMINATES:

          This Agreement and the coverage provided under it will terminate on the earliest of the following dates:

          (1)  90 days after the date this Agreement becomes effective;

          (2) The date of our notice to the Applicant(s) that the application has been declined;

          (3) The date of the Applicant(s) written request for a full refund of the payment, in which event all coverage will be void from the start;.

          (4) The date the policy is put in force, at which point all coverage shall be provided by the policy.

4.   REFUND OF PAYMENT:

     If temporary life insurance is not payable under this Agreement (except for the reason that the policy has been put in force), we will refund your payment made with respect to the policy.

     If temporary life insurance becomes payable under this Agreement, the payment received will be applied as the first premium for the life insurance applied for. We will refund an appropriate part of your payment made with respect to the policy if our liability under this Agreement is, pursuant to Section 3(A), less than it would have been under the policy applied for.

5.   LIMITATION OF AUTHORITY:

     No Agent or medical examiner has any right to accept any risk, make or change contracts, give up any of our rights or requirements, or change the provisions of this Agreement.